UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 29, 2018

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of the stockholders of Southern Missouri Bancorp, Inc. was held on October 29, 2018, in Poplar Bluff, Missouri. Stockholders representing 8,348,703 shares, or 92.8%, of the common shares outstanding as of the September 7, 2018, record date were present in person or were represented at the meeting by proxy. In connection with this meeting, the stockholders voted for an annual frequency for future executive compensation ("say on pay") votes, as disclosed regarding Proposal 3 (the "Frequency Vote"), below.  The Board of Directors determined, in light of the results of the Frequency Vote, that the Company will include a "say on pay" vote in its annual meeeting materials every year, until the next Frequency Vote is held.  Final voting results are shown below:

(Proposal 1)  The election of the following nominees as directors of the Company, each for a three-year term:

(a) Greg A. Steffens:
		BROKER
FOR	WITHHELD	NON-VOTES
6,687,007	237,695	1,424,001

(b) L. Douglas Bagby:
		BROKER
FOR	WITHHELD	NON-VOTES
6,658,029	266,673	1,424,001

(c) David J. Tooley:
		BROKER
FOR	WITHHELD	NON-VOTES
6,679,259	245,443	1,424,001

(c) Todd E. Hensley:
		BROKER
FOR	WITHHELD	NON-VOTES
6,592,876	331,826	1,424,001

(Proposal 2)   Advisory (non-binding) vote on executive compensation, commonly referred to as a "say on pay" vote:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
6,502,256	65,791	356,655	1,424,001

(Proposal 3)   Advisory (non-binding) vote on whether shareholders should vote on executive compensation every one, two, or three years:

				BROKER
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	NON-VOTES
6,027,905	93,866	457,843	345,088	1,424,001

(Proposal 4)  The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 12.0 million to 25.0 million:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
7,447,904	608,757	292,042	-

(Proposal 5)  The ratification of the appointment of BKD, LLP as the Company's independent auditors for the fiscal year ending June 30, 2019:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
8,127,076	4,097	217,530	-

On Proposal 1, each of Messrs. Steffens, Bagby, Tooley, and Hensley were elected for a three-year term to expire in 2021. The vote required to approve Proposals 2, 3, and 5 was the affirmative vote of a majority of the votes cast. Accordingly, Proposals 2 and 5 were approved, while for Proposal 3, "ONE YEAR" was selected as the frequency of future executive compensation ("say on pay") votes. The vote required to approve Proposal 4 was the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter. Accordingly, Proposal 4 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 30, 2018	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and Chief Executive Officer

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